Exhibit 99.1

Fidelity National Financial, Inc. Reports Fourth Quarter 2012 EPS of $0.66, Pre-Tax Title Margin of 16.0% and Record Commercial Title Revenue of $143 Million
Jacksonville, Fla. -- (February 19, 2013) -- Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, mortgage services and diversified services, today reported operating results for the three-month and twelve-month periods ended December 31, 2012.

•	Pre-tax title margin of 16.0% for the fourth quarter versus 11.7% in the fourth quarter of 2011, a 430 basis point, or 37%, increase over the prior year

•
Open title orders of 677,400 for the fourth quarter, an increase of 135,400, or 25%, over the fourth quarter of 2011; open orders per day of 10,750 for the fourth quarter versus 8,740 open orders per day for the fourth quarter of 2011; 68% of fourth quarter open title orders were refinance related

•
Fourth quarter commercial title revenue of $142.6 million, a 37% increase over the fourth quarter of 2011, driven by a 28% improvement in the commercial fee per file and an 8% increase in closed orders

•	Overall fourth quarter average fee per file of $1,565, a 6% increase over the fourth quarter of 2011, despite a larger percentage of refinance orders

•	Restaurant group revenue of $357 million, adjusted EBITDA of $18.2 million, adjusted EBITDA margin of 5.1% and a pre-tax loss of $4.7 million

•	Remy total revenue of $275 million, adjusted EBITDA of $40.1 million, adjusted EBITDA margin of 14.6% and pre-tax earnings of $9 million

Consolidated ($ in millions except per share amounts)

	Three Months Ended	Three Months Ended
	December 31, 2012	December 31, 2011
Total revenue	$2,235.0	$1,272.9
Net earnings attributable to common shareholders	$151.8	$172.7*
Net earnings per diluted share attributable to common shareholders	$0.66	$0.78*
Cash flow from operations	$243.0	$55.0

* Includes $83.3 million, or $0.38 per diluted share, in earnings from discontinued operations, primarily due to the sale of the flood insurance business in the fourth quarter of 2011

	Twelve Months Ended	Twelve Months Ended
	December 31, 2012	December 31, 2011
Total revenue	$7,201.7	$4,839.6
Net earnings attributable to common shareholders	$606.5	$369.5
Net earnings per diluted share attributable to common shareholders	$2.68	$1.66
Cash flow from operations	$620.0	$110.3

The following are summary financial and operational results for the operating segments of FNF for the three-month and twelve-month periods ended December 31, 2012 and 2011:

Fidelity National Title Group (“FNT”) ($ in millions)

	Three Months Ended	Three Months Ended
	December 31, 2012	December 31, 2011
Total revenue	$1,589.5	$1,262.0
Pre-tax earnings	$250.8	$142.2
Realized gains	$3.7	$6.5
Adjusted pre-tax earnings	$254.5	$148.7
Adjusted pre-tax margin	16.0%	11.7%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2012	December 31, 2011
Total revenue	$5,625.8	$4,792.9
Pre-tax earnings	$783.1	$530.3
Realized gains	$(0.9)	$(7.0)
Claims recoupment impairment	$10.8	—
Adjusted pre-tax earnings	$793.0	$523.3
Adjusted pre-tax margin	14.1%	10.9%

Month	Direct Orders Opened	Direct Orders Closed
October 2012	268,200	178,600
November 2012	215,000	164,400
December 2012	194,200	174,700

Fourth Quarter 2012	677,400	517,700

Month	Direct Orders Opened	Direct Orders Closed
October 2011	190,700	136,300
November 2011	178,500	136,700
December 2011	172,800	138,400

Fourth Quarter 2011	542,000	411,400

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
4th Quarter 2012	18,300	13,500	$142.6	$10,600
4th Quarter 2011	17,400	12,500	$103.8	$8,300

•
The preceding table only includes commercial activity from FNF's commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.

Restaurant Group ($ in millions)

	Three Months Ended	Twelve Months (Partial)* Ended
	December 31, 2012	December 31, 2012
Operating revenue	$358.5	$909.3
Realized gains (losses)	$(1.9)	$118.7
Total revenue	$356.6	$1,028.0
Pre-tax earnings (loss)	$(4.7)	$101.0
Depreciation & amortization	$15.2	$35.2
Interest expense	$1.4	$3.4
EBITDA	$11.9	$139.6
Realized (gains) losses	$1.9	$(118.7)
Transaction and integration costs	$4.4	$18.8
Adjusted EBITDA	$18.2	$39.7
Adjusted EBITDA margin	5.1%	4.4%
* Covers period from May 11, 2012 - December 31, 2012

Remy ($ in millions)

	Three Months Ended	Twelve Months (Partial)** Ended
	December 31, 2012	December 31, 2012
Operating revenue	$274.5	$417.5
Interest and investment income	$0.5	$0.7
Realized gains (losses)	$(0.1)	$78.8
Total revenue	$274.9	$497.0
Pre-tax earnings	$9.0	$88.5
Depreciation & amortization	$21.3	$28.1
Interest expense	$6.6	$10.2
EBITDA	$36.9	$126.8
Realized (gains) losses	$0.1	$(78.8)
Stock compensation and restructuring charge	$3.1	$4.7
Inventory step-up adjustment	—	$8.5
Adjusted EBITDA	$40.1	$61.2
Adjusted EBITDA margin	14.6%	14.7%
** Covers period from August 15, 2012 - December 31, 2012

“The fourth quarter was a great finish to a very strong year for our company,” said Chief Executive Officer George P. Scanlon. “While refinance transactions remained strong, we also saw improvement in the level of purchase transactions, as we experienced an 11% increase in open resale orders during the fourth quarter versus the prior year quarter. We are encouraged as we look to 2013. We are proud of the 16% pre-tax margin our title business generated this quarter. That margin is nearly equal to the peak title margin we earned in 2003, a year that saw total mortgage originations of $3.8 trillion, more than double the projection of total mortgage originations for 2012. In what remains a sluggish residential real estate market, this is an accomplishment that all of our employees can truly be proud to have achieved. For full-year 2012, our pre-tax title margin was an impressive 14.1%. Our commercial title business had a tremendous quarter, generating nearly $143 million in revenue, by far the strongest commercial quarter in the history of our company. For the full year 2012, commercial title revenue was nearly $412 million, an increase of 13% versus 2011. Overall, open title order counts remained robust during the quarter, despite the normal seasonal slowdown in the second half of December and we enter 2013 confident that we can continue to generate strong, industry-leading profitability in our title insurance business.”

“2012 was a year of milestones for our two major non-title businesses,” said Chairman William P. Foley, II. “Our restaurant group expanded significantly with the acquisitions of O'Charley's and J. Alexander's, growing from a revenue base of approximately $400 million entering 2012 to more than $1.4 billion entering 2013. We began consolidating the restaurant group's results in May 2012 and as we enter 2013, we remain focused on integrating the headquarters in Nashville, improving the financial performance of the O'Charley's concept and building our restaurant group into an asset that can provide significant value for FNF shareholders. Remy also had several significant events occur in 2012. In August, FNF acquired 1.5 million additional shares of Remy common stock and became the majority owner of the company, causing the consolidation of Remy's financials into FNF. Additionally, Remy successfully became listed on the NASDAQ Stock Market, under the trading symbol “REMY”, creating additional liquidity for its common stock. We are excited about the new leadership and future for Remy and look forward to continued future operational and financial success that will benefit all Remy shareholders. ”

Conference Call
FNF will host a call with investors and analysts to discuss fourth quarter 2012 results on Wednesday, February 20, 2013, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:00 p.m. Eastern time on February 20, 2013, through February 27, 2013, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 278625.

About FNF
Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, mortgage services and other diversified services. FNF is the nation's largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title and Alamo Title - that collectively issue more title insurance policies than any other title company in the United States. FNF owns a 55% stake in American Blue Ribbon Holdings, LLC, a restaurant owner and operator of the O'Charley's, Ninety Nine Restaurant, Max & Erma's, Village Inn, Bakers Square and Stoney River Legendary Steaks concepts and FNF also owns 100% of J. Alexander's, an upscale dining concept. In addition, FNF also owns a 51% stake in Remy International, Inc., a leading worldwide manufacturer, remanufacturer, and distributor of starters and alternators for light vehicle and commercial vehicle applications, locomotive products and hybrid electric motors. FNF owns Digital Insurance, Inc., the nation's leading employee benefits platform specializing in health insurance distribution and benefits management for small and mid-sized businesses. FNF also owns a minority interest in Ceridian Corporation, a leading provider of global human capital management and payment solutions. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA) and adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA).

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided above.

Forward Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In millions, except per share amounts, order information, and fee per file in 000's)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Direct title premiums	$517.9	$377.4	$1,736.0	$1,431.5
Agency title premiums	599.1	495.6	2,100.5	1,829.6
Total title premiums	1,117.0	873.0	3,836.5	3,261.1
Escrow, title-related and other fees	455.6	370.9	1,707.6	1,429.1
Total title and escrow	1,572.6	1,243.9	5,544.1	4,690.2
Restaurant revenue	358.5	—	909.3	—
Remy revenue	274.5	—	417.5	—
Interest and investment income	35.1	35.7	143.9	142.7
Realized gains and losses	(5.7)	(6.7)	186.9	6.7
Total revenue	2,235.0	1,272.9	7,201.7	4,839.6
Personnel costs	542.5	408.2	1,872.9	1,578.0
Other operating expenses	361.2	277.4	1,303.6	1,083.0
Cost of restaurant revenue	300.9	—	774.2	—
Cost of Remy revenue (includes $20.4 million and $26.7 million of D&A, respectively)	224.9	—	349.5	—
Agent commissions	455.3	377.7	1,599.4	1,410.8
Depreciation and amortization	33.7	17.9	105.0	73.5
Title claim loss expense	78.2	59.7	279.3	222.3
Interest expense	24.2	15.1	74.4	57.2
Total expenses	2,020.9	1,156.0	6,358.3	4,424.8
Earnings from continuing operations before taxes	214.1	116.9	843.4	414.8
Income tax expense	57.9	27.1	246.7	134.4
Earnings from continuing operations before equity investments	156.2	89.8	596.7	280.4
Earnings from equity investments	(2.9)	2.0	9.9	9.7
Net earnings from continuing operations	153.3	91.8	606.6	290.1
Income from discontinued operations, net of tax	—	83.3	5.1	89.0
Net earnings	153.3	175.1	611.7	379.1
Non-controlling interests	1.5	2.4	5.2	9.6
Net earnings attributable to common shareholders	$151.8	$172.7	$606.5	$369.5
Earnings per share:
Net earnings attributable to common shareholders - basic	$0.68	$0.80	$2.74	$1.69
Net earnings attributable to common shareholders - diluted	$0.66	$0.78	$2.68	$1.66
Weighted average shares - basic	224.2	217.1	221.2	219.0
Weighted average shares - diluted	229.2	220.9	226.0	222.7
Direct operations orders opened (000's)	677.4	542.0	2,702.0	2,140.1
Direct operations orders closed (000's)	517.7	411.4	1,866.5	1,514.2
Fee per file	$1,565	$1,477	$1,487	$1,489
Actual title claims paid	$131.1	$153.0	$433.3	$520.4

 FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in 000's)
(Unaudited)

Three Months Ended			Restaurant		Corporate
December 31, 2012	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$2,205.6	$1,559.0	$358.5	$274.5	$13.6
Interest and investment income	35.1	34.2	—	0.5	0.4
Realized gains and losses	(5.7)	(3.7)	(1.9)	(0.1)	—
Total revenue	2,235.0	1,589.5	356.6	274.9	14.0
Personnel costs	542.5	480.6	18.7	21.5	21.7
Other operating expenses	361.2	307.1	25.1	12.0	17.0
Cost of revenue	525.8	—	300.9	224.9	—
Agent commissions	455.3	455.3	—	—	—
Depreciation and amortization	33.7	16.7	15.2	0.9	0.9
Title claim loss expense	78.2	78.2	—	—	—
Interest expense	24.2	0.8	1.4	6.6	15.4
Total expenses	2,020.9	1,338.7	361.3	265.9	55.0
Pre-tax earnings from continuing operations	214.1	250.8	(4.7)	9.0	(41.0)
Pretax margin	9.6%	15.8%	—	3.3%	—
Adjusted pre-tax margin, excluding realized gains and losses	9.8%	16.0%	—	3.3%	—
Open orders	677.4	677.4	—	—	—
Closed orders	517.7	517.7	—	—	—

Three Months Ended			Restaurant		Corporate
December 31, 2011	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$1,243.9	$1,233.9	$—	$—	$10.0
Interest and investment income	35.7	34.6	—	—	1.1
Realized gains and losses	(6.7)	(6.5)	—	—	(0.2)
Total revenue	1,272.9	1,262.0	—	—	10.9
Personnel costs	408.2	400.0	—	—	8.2
Other operating expenses	277.4	264.7	—	—	12.7
Agent commissions	377.7	377.7	—	—	—
Depreciation and amortization	17.9	17.1	—	—	0.8
Title claim loss expense	59.7	59.7	—	—	—
Interest expense	15.1	0.6	—	—	14.5
Total expenses	1,156.0	1,119.8	—	—	36.2
Pre-tax earnings from continuing operations	116.9	142.2	—	—	(25.3)
Pretax margin	9.2%	11.3%	—	—	—
Pre-tax margin, excluding realized gains and losses	9.7%	11.7%	—	—	—
Open orders	542.0	542.0	—	—	—
Closed orders	411.4	411.4	—	—	—

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in 000's)
(Unaudited)

Twelve Months Ended			Restaurant		Corporate
December 31, 2012	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$6,870.9	$5,486.8	$909.3	$417.5	$57.3
Interest and investment income	143.9	138.1	—	0.7	5.1
Realized gains and losses	186.9	0.9	118.7	78.8	(11.5)
Total revenue	7,201.7	5,625.8	1,028.0	497.0	50.9
Personnel costs	1,872.9	1,752.0	43.4	29.4	48.1
Other operating expenses	1,303.6	1,145.5	70.8	18.0	69.3
Cost of revenue	1,123.7	—	774.2	349.5	—
Agent commissions	1,599.4	1,599.4	—	—	—
Depreciation and amortization	105.0	65.3	35.2	1.4	3.1
Title claim loss expense	279.3	279.3	—	—	—
Interest expense	74.4	1.2	3.4	10.2	59.6
Total expenses	6,358.3	4,842.7	927.0	408.5	180.1
Pre-tax earnings from continuing operations	843.4	783.1	101.0	88.5	(129.2)
Pretax margin	11.7%	13.9%	9.8%	17.8%	—
Pre-tax margin, excluding realized gains and claims recoupment impairment	9.5%	14.1%	—	2.3%	—
Open orders	2,702.0	2,702.0	—	—	—
Closed orders	1,866.5	1,866.5	—	—	—

Twelve Months Ended			Restaurant		Corporate
December 31, 2011	Consolidated	FNT	Group	Remy	and Other
Gross operating revenue	$4,690.2	$4,644.6	$—	$—	$45.6
Interest and investment income	142.7	141.3	—	—	1.4
Realized gains and losses	6.7	7.0	—	—	(0.3)
Total revenue	4,839.6	4,792.9	—	—	46.7
Personnel costs	1,578.0	1,529.9	—	—	48.1
Other operating expenses	1,083.0	1,027.6	—	—	55.4
Agent commissions	1,410.8	1,410.8	—	—	—
Depreciation and amortization	73.5	70.6	—	—	2.9
Title claim loss expense	222.3	222.3	—	—	—
Interest expense	57.2	1.4	—	—	55.8
Total expenses	4,424.8	4,262.6	—	—	162.2
Pre-tax earnings from continuing operations	414.8	530.3	—	—	(115.5)
Pretax margin	8.6%	11.1%	—	—	—
Pre-tax margin, excluding realized gains	8.4%	10.9%	—	—	—
Open orders	2,140.1	2,140.1	—	—	—
Closed orders	1,514.2	1,514.2	—	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions, except per share amounts)

	December 31, 2012	December 31, 2011
	(Unaudited)
Cash and investment portfolio	$5,184.9	$4,717.4
Goodwill	1,908.5	1,452.2
Title plant	374.2	386.7
Total assets	9,902.6	7,862.1
Notes payable	1,343.9	915.8
Reserve for title claim losses	1,748.0	1,912.8
Secured trust deposits	528.3	419.9
Total equity	4,749.1	3,655.9
Book value per share	$20.78	$16.57

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